SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current report

pursuant to the Section 13 or 15(d) of the

Securities and Exchange Act of 1934

January 30, 2004

Date of Report (Date of earliest event reported)

ENTERPRISE FINANCIAL SERVICES CORP

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Other Jurisdiction of Incorporation)

001-15373	43-1706259
(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

(314) 725-5500

(Registrant’s Telephone Number)

ITEM 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release dated January 29, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2004, Registrant issued a press release announcing financial information for its year ended December 31, 2003. The press release is attached hereto as Exhibit 99.1 and is furnished to, but not filed with, the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: January 29, 2004
ENTERPRISE FINANCIAL SERVICES CORP

/s/ Kevin C. Eichner
Kevin C. Eichner
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated January 29, 2004*

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.